SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): May 16, 2003
                                                          -------------





                               CAPITAL TRUST, INC.
                               -------------------
             (Exact Name of Registrant as specified in its charter)





          Maryland                     1-14788                  94-6181186
------------------------------     ------------------     ----------------------
 (State or other jurisdiction       (Commission File          (IRS Employer
      of incorporation)                 Number)              Identification No.)





                 410 Park Avenue, 14th Floor, New York, NY 10022
                 -----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (212) 655-0220
                                                            ---------------



                                       N/A
                                     -------
         (Former name or former address, if changed since last report):

Item 9.  Regulation FD Disclosure.

      The information contained in this Item 9 is being furnished pursuant to
Item 12 of Form 8-K, "Results of Operations and Financial Condition," in accordance with the interim guidance provided by the Securities and Exchange Commission (the "SEC") in Release No. 33-8216 issued March 27, 2003 (the "SEC Release").

      On May 16, 2003, Capital Trust, Inc. (the "Company") issued a press release reporting the financial results for its fiscal quarter ended March 31, 2003. A copy of the press release is attached to this Current Report as Exhibit 99.1.

      The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 12.  Results of Operations and Financial Condition.

      The information under this caption is furnished by the Company under Item 9 in place of Item 12 of Form 8-K in accordance with the interim guidance provided by the SEC in the SEC Release.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                               CAPITAL TRUST, INC.


                               By:    /s/ John R. Klopp
                                  -----------------------
                                  Name:   John R. Klopp
                                  Title:  Chief Executive Officer



Date: May 19, 2003

                                  Exhibit Index



       Exhibit Number  Description
       --------------  -----------

            99.1       Press release, dated May 16, 2003